                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

        CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
                                   COMPANIES

Investment Company Act file number 811-01228

                       Van Kampen Growth and Income Fund
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

               1221 Avenue of the Americas NY NY              10020
--------------------------------------------------------------------------------
            (Address of principal executive offices)        (Zip code)

                                 Ronald Robison
                          1221 Avenue of the Americas
                               New York, NY 10020
--------------------------------------------------------------------------------
                    (Name and address of agent for service)

Registrant's telephone number, including area code: 212-762-4000
                                                   -----------------------------

Date of fiscal year end: 11/30/03
                        -----------

Date of reporting period: 05/31/03
                         -----------

Item 1. Report to Shareholders

       Welcome, Shareholder

       In this update, you'll learn about how your fund performed during the reporting period. The portfolio management team will provide an overview of the market climate, and discuss some of the factors that helped or hindered performance during the reporting period. In addition, this report includes the fund's financial statements and a list of fund investments, as well as other information.

       This material must be preceded or accompanied by a prospectus for the fund being offered.

       Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the fund will achieve its investment objective. The fund is subject to market risk which is the possibility that the market values of securities owned by the fund will decline and, therefore, the value of the fund shares may be less than what you paid for them. Accordingly, you can lose money investing in this fund. Please see the prospectus for more complete information on investment risks.

       NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Performance Summary

                            A SHARES              B SHARES              C SHARES            R SHARES
                         since 08/01/46        since 08/02/93        since 08/02/93      since 10/01/02
-------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL         W/O SALES   W/SALES   W/O SALES   W/SALES   W/O SALES   W/SALES     W/O SALES
TOTAL RETURNS           CHARGES    CHARGES    CHARGES    CHARGES    CHARGES    CHARGES      CHARGES
Since Inception          9.75%       9.64%     10.99%     10.99%    10.69%      10.69%       14.22%
10-year                 11.65       10.99         --         --        --          --           --
5-year                   4.12        2.89       3.32       3.11      3.35        3.35           --
1-year                  -9.32      -14.54     -10.05     -14.53     -9.92      -10.82           --
6-month                  6.35        0.22       5.93       0.93      6.06        5.06         6.21
-------------------------------------------------------------------------------------------------------

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, and fund shares, when redeemed, may be worth more or less than their original cost. The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses.

As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak to your financial advisor. Average annual total return with sales charges includes payment of the maximum sales charge of 5.75 percent for Class A shares, a contingent deferred sales charge of 5.00 percent for Class B shares (in year one and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one, and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares, 1.00 percent for Class B and C shares and 0.50 percent for Class R shares. Class R shares are available for purchase by investors through or in tax-exempt retirement plans (401(k) plans, 457 plans, defined benefit plans, profit sharing and money purchase pension plans, non-qualified deferred compensation plans, and employer-sponsored 403(b) plans). Class R shares are offered without any sales charges on purchases or sales. The since inception return for Class B shares reflects the conversion of Class B shares into Class A shares six years after purchase. See footnote 3 in the Notes to Financial Statements for additional information. Figures shown above assume reinvestment of all dividends and capital gains.

The Russell 1000(R) Index is generally representative of the U.S. market for large capitalization stocks. The S&P 500 Stock Index is generally representative of the U.S. stock market. The indexes do not include any expenses, fees or sales charges, which would lower performance. The indexes are unmanaged and should not be considered an investment.

Fund Report

FOR THE SIX-MONTH PERIOD ENDED MAY 31, 2003

       Van Kampen Growth and Income Fund is managed by the adviser's Equity Income team. Current members include(1) James A. Gilligan, Managing Director; James O. Roeder, Vice President; Tom Bastian, Vice President; Sergio Marcheli, Vice President; and Vincent E. Vizachero, Associate. The following discussion reflects their views on the fund's performance.

Q. BEFORE YOU DISCUSS HOW THE FUND PERFORMED, PLEASE DESCRIBE THE OVERALL MARKET ENVIRONMENT.

A. Uncertainties about rising oil prices, stagnating business and consumer spending, and terrorist events gradually gave way to modest optimism as military operations drew to a close and investors hoped that the Bush administration would return its focus to the economy.

       The stock market looked beyond the lack of conclusive evidence for economic recovery, and finished the period in positive territory. The S&P 500 Index, a broad market index, gained 3.86 percent for the six-month period.

       After struggling at the end of 2002 and early 2003, value stocks gained ground relative to growth stocks in the latter months of the reporting period.

Q.     HOW DID THE FUND PERFORM DURING THE REPORTING PERIOD?

A.     The fund outperformed its benchmark indexes.

        -- Van Kampen Growth and Income Fund returned 6.35 percent for the six months ended May 31, 2003 (Class A shares unadjusted for sales charges).

        -- The fund's benchmark indexes, the Russell 1000(R) Index and the S&P 500 Index, returned 4.60 percent and 3.86 percent, respectively.

       See performance summary for additional information and index definitions.

Q.     WHAT HELPED PERFORMANCE DURING THE REPORTING PERIOD?

A. Stock picks in health care, materials, and financials contributed the most to the fund's performance. Within these sectors, Aetna, Newmont Mining, and J.P. Morgan Chase were among the fund's best performing stocks for the period.(2)

       (1)Team members may change at any time without notice. (2)There is no guarantee that these stocks will continue to perform well or be held by the fund in the future.
 2

        -- Aetna, the health care and life insurer, is a classic turnaround story. Over the past few years, the company's new CEO has gradually gotten its business back on track, which has helped Aetna's margins return to industry levels.

        -- The ongoing rally in gold helped propel the stock price of mine operator Newmont Mining.

        -- Banking and financial services giant J.P. Morgan Chase is also a turnaround story. Last year, investors had punished the company because of its credit losses, declining venture capital investments, and advisory work for Enron, but we believed the stock was likely to rebound when negative sentiment passed. Our patience was rewarded.

Q.     WHAT FACTORS HINDERED PERFORMANCE?

A. Portfolio selections in two sectors, telecommunications and industrials, particularly hurt performance this period.

        -- The telecommunications sector continued to drag, especially the fund's position in Sprint. Although we believe the market was unfairly punishing Sprint, its waning long-distance and wireless businesses overwhelmed its strong local business. Toward the end of the reporting period, we sold a significant portion of the position. In our view, Sprint no longer had the near-term catalyst to warrant it being a top position in the portfolio. Nonetheless, we continue to monitor the fundamentals in the hope of finding a catalyst that would allow the market to recognize the value we see in Sprint.

TOP 10 HOLDINGS AS OF 5/31/03              TOP 10 INDUSTRIES AS OF 5/31/03
Bristol-Myers Squibb            4.5%       Pharmaceuticals                 9.1%
Bank of America                 3.1        Integrated Oil & Gas            6.3
Schlumberger Ltd.               3.1        Diversified Banks               4.9
AOL Time Warner                 2.8        Movies & Entertainment          4.8
J.P. Morgan Chase               2.6        Property & Casualty Insurance   4.4
BP PLC                          2.6        Electric Utilities              4.4
Exxon Mobil                     2.3        Integrated Telecommunication
Entergy                         2.1        Services                        3.8
PNC Financial Services          2.1        Other Diversified Financial
Fannie Mae                      2.1        Services                        3.6
                                           Hotels                          3.1
                                           Oil & Gas Equipment & Services  3.1

Subject to change daily. All percentages are as a percentage of long-term investments. For informational purposes only and should not be deemed as a recommendation to buy the securities mentioned or securities in the industries shown above. Morgan Stanley is a full-service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

        -- Given the weak economic environment, industrials also performed poorly. Industrial stocks historically tend to perform in tandem with the overall economy.

Q.     PLEASE HIGHLIGHT SIGNIFICANT WEIGHTINGS FROM THE PORTFOLIO.

A. We select stocks one at a time, and therefore the fund's sector allocations are largely a result of where we have found the best values. Financials and energy held the largest sector representation in the fund's portfolio, and Bristol Myers Squibb was the fund's largest holding.

        -- FINANCIALS. Within this sector, the fund owned companies that we believe could benefit from improving economic conditions because of their capital markets exposure. Among these names were Bank of America, J.P. Morgan, A.G. Edwards, and Merrill Lynch. We were less enthusiastic about regional banks. In our view, net interest margins may continue to be squeezed if interest rates remain low and the yield curve remains static or flattens.

        -- ENERGY. Since late 2001, the fund has maintained an overweight in the energy sector, relative to the Russell 1000 and S&P 500 benchmarks. Our method of evaluating energy stocks is to analyze the underlying commodity prices. In 2001, against a backdrop of escalating geopolitical instability, we believed that commodity prices were too low and were likely to rise. Even as these prices rose dramatically in 2002 and 2003, energy stocks reflected valuations significantly below our target prices. We continued to hold the fund's energy positions in hopes that the stock prices would eventually rise, and since then, our belief was validated. Commodity prices have remained higher than generally expected, and energy stocks have begun to benefit.

        -- BRISTOL MYERS SQUIBB. The company exemplifies what we look for in a potential investment (see details below for a look at our value-with-a-catalyst investment criteria). As value investors, we are often buying a stock when others are selling, and Bristol Myers certainly fit this scenario. Last year, investors fled the stock amid disappointing late-stage products, a key product going generic, accusations of inventory-channel stuffing, and widespread industry difficulties. These factors caused the stock to decline and significantly underperform its peers and the market. The company's low valuation showed up on our screens. Our fundamental research uncovered several attractive catalysts: a strong emphasis on research and development, which should fuel its new product pipeline; its new schizophrenia drug, which has fewer side effects than its competitors; and a new chief financial officer who understands the importance of earning a high return on capital. Furthermore, a new

Medicare drug benefit proposal could spur considerable demand and volumes for drug companies overall, offsetting the lower prices paid under Medicare.

Q. NOW THAT YOU'VE PROVIDED AN OVERVIEW OF THE FUND, DO YOU HAVE ANY CLOSING THOUGHTS FOR SHAREHOLDERS?

A. The past few years have been challenging, and no one can predict what the future will bring. Yet, we continue to believe in the potential of stocks for long-term investors. At Van Kampen, our shareholders' best interests are top of mind to us. In all market environments, we remain committed to disciplined investing with our value-with-a-catalyst strategy (see details below).

 Investment Strategy

       We follow a value-with-a-catalyst investment strategy.

        -- We seek large undervalued companies experiencing a positive change, or catalyst. A positive catalyst can be found in a change in a company's fundamentals--data such as revenues, profit margins, or earnings; a change at the sector or industry level such as growth or consolidation; or a change in management.

        -- Our investment process begins with a universe of large-cap stocks. We screen for undervalued stocks by looking at "valuemetrics" such as enterprise value-to-sales, price-to-earnings, and price-to-cash flow ratios. Next, the undervalued stocks are subjected to rigorous fundamental analysis--we scrutinize each company's financial statements and may seek out its management or analysts who have covered the company to supplement our research.

        -- Stocks are generally sold or trimmed when the premise for buying them no longer applies, for example if the catalyst has been realized and the stock is no longer undervalued or if the catalyst will not be realized. We also try to sell when we can replace a stock with a better value.

ANNUAL HOUSEHOLDING NOTICE

       To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

                                               BY THE NUMBERS

YOUR FUND'S INVESTMENTS

May 31, 2003 (Unaudited)
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                              MARKET
DESCRIPTION                                                    SHARES         VALUE
COMMON AND PREFERRED STOCKS  96.3%
ADVERTISING  0.7%
The Interpublic Group of Cos., Inc. ........................  1,793,000   $   24,653,750
                                                                          --------------

AEROSPACE & DEFENSE  1.2%
Raytheon Co. ...............................................  1,358,590       43,529,224
                                                                          --------------

AUTO PARTS & EQUIPMENT  0.9%
Magna International, Inc., Class A--ADR (Canada)............    476,250       31,956,375
                                                                          --------------

COMPUTER HARDWARE  1.2%
Hewlett-Packard Co. ........................................  2,086,700       40,690,650
                                                                          --------------
DATA PROCESSING & OUTSOURCING SERVICES  2.0%
Automatic Data Processing, Inc. ............................    749,000       26,140,100
Computer Sciences Corp. (a).................................    522,850       20,757,145
Electronic Data Systems Corp. ..............................  1,215,400       24,490,310
                                                                          --------------
                                                                              71,387,555
                                                                          --------------
DIVERSIFIED BANKS  4.7%
Bank of America Corp. ......................................  1,452,850      107,801,470
FleetBoston Financial Corp. ................................    969,000       28,653,330
Wachovia Corp. .............................................    764,400       30,713,592
                                                                          --------------
                                                                             167,168,392
                                                                          --------------
DIVERSIFIED CAPITAL MARKETS  2.5%
J.P. Morgan Chase & Co. ....................................  2,736,000       89,904,960
                                                                          --------------
DIVERSIFIED CHEMICALS  1.9%
Dow Chemical Co. ...........................................  1,163,650       37,004,070
Du Pont (E.I.) de Nemours & Co. ............................    752,810       31,723,413
                                                                          --------------
                                                                              68,727,483
                                                                          --------------
DIVERSIFIED COMMERCIAL SERVICES  1.8%
Equifax, Inc. ..............................................  2,558,100       64,771,092
                                                                          --------------

DIVERSIFIED METALS & MINING  1.0%
Phelps Dodge Corp. (a)......................................    972,330       35,441,428
                                                                          --------------

See Notes to Financial Statements                                              7

YOUR FUND'S INVESTMENTS

May 31, 2003 (Unaudited)

                                                                              MARKET
DESCRIPTION                                                    SHARES         VALUE
ELECTRIC UTILITIES  4.2%
Entergy Corp. ..............................................  1,415,000   $   73,141,350
Exelon Corp. ...............................................    669,800       38,379,540
PPL Corp. ..................................................    950,000       38,418,000
                                                                          --------------
                                                                             149,938,890
                                                                          --------------
FERTILIZERS & AGRICULTURAL CHEMICALS  0.5%
Monsanto Co. ...............................................    827,426       16,589,891
                                                                          --------------

GENERAL MERCHANDISE STORES  0.6%
Target Corp. ...............................................    588,150       21,543,935
                                                                          --------------

GOLD  0.9%
Newmont Mining Corp. .......................................  1,105,500       32,789,130
                                                                          --------------

HEALTH CARE EQUIPMENT  1.0%
Bausch & Lomb, Inc. ........................................    953,600       36,179,584
                                                                          --------------

HEALTH CARE FACILITIES  0.1%
Tenet Healthcare Corp. (a)..................................    216,000        3,605,040
                                                                          --------------

HOME IMPROVEMENT RETAIL  0.5%
Home Depot, Inc. ...........................................    593,000       19,266,570
                                                                          --------------

HOTELS  3.0%
Hilton Hotels Corp. ........................................  3,716,590       51,511,937
Starwood Hotels & Resorts Worldwide, Inc. ..................  1,894,000       54,888,120
                                                                          --------------
                                                                             106,400,057
                                                                          --------------
HOUSEHOLD PRODUCTS  2.6%
Kimberly-Clark Corp. .......................................  1,211,000       62,887,230
Procter & Gamble Co. .......................................    331,500       30,438,330
                                                                          --------------
                                                                              93,325,560
                                                                          --------------
HYPERMARKETS & SUPER CENTERS  1.3%
Wal-Mart Stores, Inc. ......................................    857,000       45,086,770
                                                                          --------------

INDUSTRIAL CONGLOMERATES  2.4%
3M Co. .....................................................    454,800       57,518,556
Textron, Inc. ..............................................    840,000       29,274,000
                                                                          --------------
                                                                              86,792,556
                                                                          --------------
INDUSTRIAL MACHINERY  1.4%
Ingersoll-Rand Co.--ADR (Bermuda)...........................  1,124,800       49,266,240
                                                                          --------------

 8                                             See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

May 31, 2003 (Unaudited)

                                                                              MARKET
DESCRIPTION                                                    SHARES         VALUE
INTEGRATED OIL & GAS  6.1%
BP PLC -- ADR (United Kingdom)..............................  2,123,140   $   88,938,335
ConocoPhillips..............................................    935,940       50,512,682
Exxon Mobil Corp. ..........................................  2,123,800       77,306,320
                                                                          --------------
                                                                             216,757,337
                                                                          --------------
INTEGRATED TELECOMMUNICATION SERVICES  3.6%
SBC Communications, Inc. ...................................  1,722,000       43,842,120
Sprint Corp. ...............................................  3,017,010       40,910,656
Verizon Communications, Inc. ...............................  1,174,714       44,462,925
                                                                          --------------
                                                                             129,215,701
                                                                          --------------
INVESTMENT BANKING & BROKERAGE  1.4%
Merrill Lynch & Co., Inc. ..................................  1,137,000       49,232,100
                                                                          --------------

LIFE & HEALTH INSURANCE  1.5%
Metlife, Inc. ..............................................  1,008,190       28,199,074
Prudential Financial, Inc. .................................    745,100       24,975,752
                                                                          --------------
                                                                              53,174,826
                                                                          --------------
MANAGED HEALTH CARE  1.1%
Aetna, Inc. ................................................    667,260       38,314,069
                                                                          --------------

MOVIES & ENTERTAINMENT  4.6%
AOL Time Warner, Inc. (a)...................................  6,296,000       95,825,120
Walt Disney Co. ............................................  3,412,500       67,055,625
                                                                          --------------
                                                                             162,880,745
                                                                          --------------
MULTI-LINE INSURANCE  1.3%
Hartford Financial Services Group...........................    991,040       46,222,106
                                                                          --------------

OIL & GAS DRILLING  2.2%
ENSCO International, Inc. ..................................  1,337,020       40,110,600
Transocean, Inc. (a)........................................  1,589,000       37,134,930
                                                                          --------------
                                                                              77,245,530
                                                                          --------------
OIL & GAS EQUIPMENT & SERVICES  3.0%
Schlumberger Ltd. ..........................................  2,179,120      105,948,814
                                                                          --------------

OIL & GAS EXPLORATION & PRODUCTION  2.9%
Anadarko Petroleum Corp. ...................................    803,610       39,601,901
Burlington Resources, Inc. .................................    465,800       24,822,482
EOG Resources, Inc. ........................................    908,800       39,169,280
                                                                          --------------
                                                                             103,593,663
                                                                          --------------
OIL & GAS REFINING & MARKETING  0.8%
Valero Energy Corp. ........................................    760,190       28,507,125
                                                                          --------------

See Notes to Financial Statements                                              9

YOUR FUND'S INVESTMENTS

May 31, 2003 (Unaudited)

                                                                              MARKET
DESCRIPTION                                                    SHARES         VALUE
OTHER DIVERSIFIED FINANCIAL SERVICES  3.4%
A.G. Edwards, Inc. .........................................  1,854,490   $   61,012,721
Citigroup, Inc. ............................................  1,489,000       61,078,780
                                                                          --------------
                                                                             122,091,501
                                                                          --------------
PAPER PACKAGING  1.5%
Temple-Inland, Inc. ........................................  1,121,850       52,323,084
                                                                          --------------

PHARMACEUTICALS  8.8%
Bristol-Myers Squibb Co. ...................................  5,983,000      153,164,800
Johnson & Johnson...........................................    507,000       27,555,450
Mylan Laboratories, Inc. ...................................     60,000        1,732,800
Pfizer, Inc. ...............................................  1,014,016       31,454,776
Roche Holdings, Inc.- ADR (Switzerland).....................    635,000       48,736,250
Schering-Plough Corp. ......................................  2,638,000       48,671,100
                                                                          --------------
                                                                             311,315,176
                                                                          --------------
PROPERTY & CASUALTY INSURANCE  4.3%
Allstate Corp. .............................................    445,720       16,041,463
Chubb Corp. ................................................    987,700       63,242,431
Safeco Corp. ...............................................    698,170       25,231,864
Travelers Property Casualty Corp. ..........................  2,840,600       46,386,998
                                                                          --------------
                                                                             150,902,756
                                                                          --------------
RAILROADS  2.7%
Norfolk Southern Corp. .....................................  2,820,160       61,817,907
Union Pacific Corp. ........................................    578,650       35,291,864
                                                                          --------------
                                                                              97,109,771
                                                                          --------------
REGIONAL BANKS  2.1%
PNC Financial Services Group, Inc. .........................  1,478,000       72,791,500
                                                                          --------------

RESTAURANTS  1.1%
McDonald's Corp. ...........................................  2,092,500       39,192,525
                                                                          --------------

SOFT DRINKS  2.0%
Coca-Cola Co. ..............................................    864,000       39,372,480
PepsiCo, Inc. ..............................................    735,500       32,509,100
                                                                          --------------
                                                                              71,881,580
                                                                          --------------
SYSTEMS SOFTWARE  2.3%
Microsoft Corp. ............................................  2,215,600       54,525,916
Oracle Corp. (a)............................................  2,035,000       26,475,350
                                                                          --------------
                                                                              81,001,266
                                                                          --------------

 10                                            See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

May 31, 2003 (Unaudited)

                                                                              MARKET
DESCRIPTION                                                    SHARES         VALUE
THRIFTS & MORTGAGE FINANCE  2.0%
Fannie Mae..................................................    981,940   $   72,663,560
                                                                          --------------

TOBACCO  1.2%
Altria Group, Inc. .........................................  1,005,600       41,531,280
                                                                          --------------

TOTAL LONG-TERM INVESTMENTS  96.3%
  (Cost $3,221,141,147)................................................    3,422,911,147
                                                                          --------------

SHORT-TERM INVESTMENTS  3.0%
U.S. GOVERNMENT AGENCY OBLIGATIONS  0.4%
Federal National Mortgage Association Discount Notes ($15,000,000 par,
  yielding 1.12%, 06/04/03 maturity) (b)...............................       14,998,600
                                                                          --------------

REPURCHASE AGREEMENT  2.6%
Banc of America Securities LLC ($90,781,000 par collateralized by U.S.
  Government obligations in a pooled cash account, dated 05/30/03, to
  be sold on 06/02/03 at $90,790,608)..................................       90,781,000
                                                                          --------------

TOTAL SHORT-TERM INVESTMENTS
  (Cost $105,779,600)..................................................      105,779,600
                                                                          --------------

TOTAL INVESTMENTS  99.3%
  (Cost $3,326,920,747)................................................    3,528,690,747

OTHER ASSETS IN EXCESS OF LIABILITIES  0.7%............................       25,047,526
                                                                          --------------

NET ASSETS  100.0%.....................................................   $3,553,738,273
                                                                          ==============

(a) Non-income producing security as this stock currently does not declare dividends.

(b) Asset segregated as collateral for open futures transactions.

ADR--American Depositary Receipt

See Notes to Financial Statements                                             11

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
May 31, 2003 (Unaudited)

ASSETS:
Total Investments (Cost $3,326,920,747).....................  $3,528,690,747
Receivables:
  Investments Sold..........................................      29,175,665
  Fund Shares Sold..........................................      15,366,809
  Dividends.................................................       5,872,114
  Variation Margin on Futures...............................         440,625
  Interest..................................................           6,405
Other.......................................................         183,683
                                                              --------------
    Total Assets............................................   3,579,736,048
                                                              --------------
LIABILITIES:
Payables:
  Investments Purchased.....................................      18,507,016
  Fund Shares Repurchased...................................       3,636,202
  Distributor and Affiliates................................       2,154,088
  Investment Advisory Fee...................................       1,033,524
  Custodian Bank............................................           2,715
Accrued Expenses............................................         432,264
Trustees' Deferred Compensation and Retirement Plans........         231,966
                                                              --------------
    Total Liabilities.......................................      25,997,775
                                                              --------------
NET ASSETS..................................................  $3,553,738,273
                                                              ==============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $3,646,934,803
Net Unrealized Appreciation.................................     204,805,312
Accumulated Undistributed Net Investment Income.............      11,866,515
Accumulated Net Realized Loss...............................    (309,868,357)
                                                              --------------
NET ASSETS..................................................  $3,553,738,273
                                                              ==============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $2,596,622,439 and 167,026,432 shares of
    beneficial interest issued and outstanding).............  $        15.55
    Maximum sales charge (5.75%* of offering price).........             .95
                                                              --------------
    Maximum offering price to public........................  $        16.50
                                                              ==============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $695,116,578 and 45,101,194 shares of
    beneficial interest issued and outstanding).............  $        15.41
                                                              ==============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $261,826,023 and 16,961,994 shares of
    beneficial interest issued and outstanding).............  $        15.44
                                                              ==============
  Class R Shares:
    Net asset value and offering price per share (Based on
    net assets of $173,233 and 11,139 shares of beneficial
    interest issued and outstanding)........................  $        15.55
                                                              ==============

*   On sales of $50,000 or more, the sales charge will be reduced.

 12                                            See Notes to Financial Statements

Statement of Operations
For the Six Months Ended May 31, 2003 (Unaudited)

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $260,489)....  $ 31,622,807
Interest....................................................     1,144,815
                                                              ------------
    Total Income............................................    32,767,622
                                                              ------------
EXPENSES:
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B, C and R of $2,714,206, $3,089,527, $1,094,870 and
  $336, respectively).......................................     6,898,939
Investment Advisory Fee.....................................     5,484,293
Shareholder Services........................................     2,942,187
Custody.....................................................       116,235
Legal.......................................................        54,273
Trustees' Fees and Related Expenses.........................        20,711
Other.......................................................       560,415
                                                              ------------
    Total Expenses..........................................    16,077,053
    Less Credits Earned on Cash Balances....................        10,750
                                                              ------------
    Net Expenses............................................    16,066,303
                                                              ------------
NET INVESTMENT INCOME.......................................  $ 16,701,319
                                                              ============
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $(24,568,668)
  Futures...................................................     1,754,738
                                                              ------------
Net Realized Loss...........................................   (22,813,930)
                                                              ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   (17,248,804)
  End of the Period:
    Investments.............................................   201,770,000
    Futures.................................................     3,035,312
                                                              ------------
                                                               204,805,312
                                                              ------------
Net Unrealized Appreciation During the Period...............   222,054,116
                                                              ------------
NET REALIZED AND UNREALIZED GAIN............................  $199,240,186
                                                              ============
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $215,941,505
                                                              ============

See Notes to Financial Statements                                             13

Statements of Changes in Net Assets
(Unaudited)

                                                        SIX MONTHS ENDED       YEAR ENDED
                                                          MAY 31, 2003      NOVEMBER 30, 2002
                                                        -------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.................................   $   16,701,319      $   22,368,326
Net Realized Loss.....................................      (22,813,930)       (261,755,339)
Net Unrealized Appreciation/Depreciation During the
  Period..............................................      222,054,116        (122,376,331)
                                                         --------------      --------------
Change in Net Assets from Operations..................      215,941,505        (361,763,344)
                                                         --------------      --------------

Distributions from Net Investment Income:
  Class A Shares......................................      (11,347,996)        (22,419,623)
  Class B Shares......................................         (957,038)         (2,855,980)
  Class C Shares......................................         (331,339)           (772,443)
  Class R Shares......................................             (517)                -0-
                                                         --------------      --------------
                                                            (12,636,890)        (26,048,046)
                                                         --------------      --------------

Distributions from Net Realized Gain:
  Class A Shares......................................              -0-         (44,093,071)
  Class B Shares......................................              -0-         (18,229,811)
  Class C Shares......................................              -0-          (4,640,635)
  Class R Shares......................................              -0-                 -0-
                                                         --------------      --------------
                                                                    -0-         (66,963,517)
                                                         --------------      --------------
Total Distributions...................................      (12,636,890)        (93,011,563)
                                                         --------------      --------------

NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES...      203,304,615        (454,774,907)
                                                         --------------      --------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold.............................      830,869,642       1,386,128,918
Net Asset Value of Shares Issued Through Dividend
  Reinvestment........................................       10,765,327          82,509,716
Cost of Shares Repurchased............................     (391,997,303)       (700,495,783)
                                                         --------------      --------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS....      449,637,666         768,142,851
                                                         --------------      --------------
TOTAL INCREASE IN NET ASSETS..........................      652,942,281         313,367,944
NET ASSETS:
Beginning of the Period...............................    2,900,795,992       2,587,428,048
                                                         --------------      --------------
End of the Period (Including accumulated undistributed
  net investment income of $11,866,515 and $7,802,086,
  respectively).......................................   $3,553,738,273      $2,900,795,992
                                                         ==============      ==============

 14                                            See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                              SIX MONTHS
                                ENDED                     YEAR ENDED NOVEMBER 30,
CLASS A SHARES                 MAY 31,     ------------------------------------------------------
                               2003 (a)    2002 (a)    2001 (a)    2000 (a)    1999 (a)     1998
                              -------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD.................  $  14.70    $  17.23    $  20.04    $  20.05    $  18.88    $18.72
                               --------    --------    --------    --------    --------    ------
  Net Investment Income......       .09         .17         .23         .23         .22       .20
  Net Realized and Unrealized
    Gain/Loss................       .84       (2.07)       (.71)       2.58        2.23      2.44
                               --------    --------    --------    --------    --------    ------
Total from Investment
  Operations.................       .93       (1.90)       (.48)       2.81        2.45      2.64
                               --------    --------    --------    --------    --------    ------
Less:
  Distributions from Net
    Investment Income........       .08         .19         .21         .19         .17       .23
  Distributions from Net
    Realized Gain............       -0-         .44        2.12        2.63        1.11      2.25
                               --------    --------    --------    --------    --------    ------
Total Distributions..........       .08         .63        2.33        2.82        1.28      2.48
                               --------    --------    --------    --------    --------    ------
NET ASSET VALUE, END OF THE
  PERIOD.....................  $  15.55    $  14.70    $  17.23    $  20.04    $  20.05    $18.88
                               ========    ========    ========    ========    ========    ======

Total Return (b).............     6.35%*    -11.48%      -2.88%      16.39%      13.79%    16.21%
Net Assets at End of the
  Period (In millions).......  $2,596.6    $2,064.2    $1,702.8    $1,286.3    $1,003.9    $901.3
Ratio of Expenses to Average
  Net Assets.................      .85%        .85%        .82%        .88%        .88%      .92%
Ratio of Net Investment
  Income to Average Net
  Assets.....................     1.31%       1.05%       1.29%       1.23%       1.11%     1.13%
Portfolio Turnover...........       27%*        66%        115%         97%         93%       76%

*   Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements                                             15

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                    SIX MONTHS
                                      ENDED                   YEAR ENDED NOVEMBER 30,
CLASS B SHARES                       MAY 31,     --------------------------------------------------
                                     2003 (a)    2002 (a)   2001 (a)   2000 (a)   1999 (a)    1998
                                    ---------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD...........................   $14.57     $ 17.09     $19.88     $19.91     $18.77    $18.63
                                      ------     -------     ------     ------     ------    ------
  Net Investment Income............      .04         .04        .09        .09        .06       .07
  Net Realized and Unrealized
    Gain/Loss......................      .82       (2.05)      (.70)      2.56       2.23      2.43
                                      ------     -------     ------     ------     ------    ------
Total from Investment Operations...      .86       (2.01)      (.61)      2.65       2.29      2.50
                                      ------     -------     ------     ------     ------    ------
Less:
  Distributions from Net Investment
    Income.........................      .02         .07        .06        .05        .04       .11
  Distributions from Net Realized
    Gain...........................      -0-         .44       2.12       2.63       1.11      2.25
                                      ------     -------     ------     ------     ------    ------
Total Distributions................      .02         .51       2.18       2.68       1.15      2.36
                                      ------     -------     ------     ------     ------    ------
NET ASSET VALUE, END OF THE
  PERIOD...........................   $15.41     $ 14.57     $17.09     $19.88     $19.91    $18.77
                                      ======     =======     ======     ======     ======    ======

Total Return (b)...................    5.93%*    -12.16%     -3.63%     15.55%     12.93%    15.38%
Net Assets at End of the Period (In
  millions)........................   $695.1     $ 627.4     $705.3     $573.4     $475.6    $442.4
Ratio of Expenses to Average Net
  Assets...........................    1.61%       1.60%      1.59%      1.60%      1.64%     1.69%
Ratio of Net Investment Income to
  Average Net Assets...............     .55%        .27%       .52%       .49%       .32%      .36%
Portfolio Turnover.................      27%*        66%       115%        97%        93%       76%

*   Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

 16                                            See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                 SIX MONTHS
                                   ENDED                     YEAR ENDED NOVEMBER 30,
CLASS C SHARES                    MAY 31,     ------------------------------------------------------
                                  2003 (a)    2002 (a)    2001 (a)    2000 (a)    1999 (a)     1998
                                 -------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD....................   $14.58     $ 17.15      $19.89      $19.92      $18.78     $18.64
                                   ------     -------      ------      ------      ------     ------
  Net Investment Income.........      .04         .05         .09         .10         .07        .07
  Net Realized and Unrealized
    Gain/Loss...................      .84       (2.11)       (.65)       2.55        2.22       2.42
                                   ------     -------      ------      ------      ------     ------
Total from Investment
  Operations....................      .88       (2.06)       (.56)       2.65        2.29       2.49
                                   ------     -------      ------      ------      ------     ------
Less:
  Distributions from Net
    Investment Income...........      .02         .07         .06         .05         .04        .11
  Distributions from Net
    Realized Gain...............      -0-         .44        2.12        2.63        1.11       2.24
                                   ------     -------      ------      ------      ------     ------
Total Distributions.............      .02         .51        2.18        2.68        1.15       2.35
                                   ------     -------      ------      ------      ------     ------
NET ASSET VALUE, END OF THE
  PERIOD........................   $15.44     $ 14.58      $17.15      $19.89      $19.92     $18.78
                                   ======     =======      ======      ======      ======     ======

Total Return (b)................    6.06%*    -12.15%      -3.62%      15.54%      12.92%     15.37%
Net Assets at End of the Period
  (In millions).................   $261.8     $ 209.1      $179.3      $ 97.9      $ 52.5     $ 45.6
Ratio of Expenses to Average Net
  Assets........................    1.61%       1.60%       1.59%       1.60%       1.65%      1.69%
Ratio of Net Investment Income
  to Average Net Assets.........     .60%        .29%        .52%        .53%        .34%       .36%
Portfolio Turnover..............      27%*        66%        115%         97%         93%        76%

*   Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements                                             17

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                           SIX MONTHS      OCTOBER 1, 2002
                                                             ENDED        (COMMENCEMENT OF
CLASS R SHARES                                              MAY 31,        OPERATIONS) TO
                                                            2003 (a)    NOVEMBER 30, 2002 (a)
                                                           ----------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD.................    $14.70            $13.67
                                                             ------            ------
  Net Investment Income..................................       .07               .01
  Net Realized and Unrealized Gain.......................       .84              1.02
                                                             ------            ------
Total from Investment Operations.........................       .91              1.03
Less Distributions from Net Investment Income............       .06               -0-
                                                             ------            ------
NET ASSET VALUE, END OF THE PERIOD.......................    $15.55            $14.70
                                                             ------            ------

Total Return (b).........................................     6.21%*            7.53%*
Net Assets at End of the Period (In millions)............    $   .2            $   .1
Ratio of Expenses to Average Net Assets..................     1.11%             1.56%
Ratio of Net Investment Income to Average Net Assets.....     1.06%             2.45%
Portfolio Turnover.......................................       27%*              66%

*   Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period. These returns include combined Rule 12b-1 fees and service fees of .50% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

 18                                            See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

May 31, 2003 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Growth and Income Fund (the "Fund") is organized as a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to seek income and long-term growth of capital. The Fund commenced investment operations on August 1, 1946. The distribution of the Fund's Class B and Class C shares commenced on August 2, 1993. The distribution of the Fund's Class R Shares commenced on October 1, 2002.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Fixed income investments are stated at value using market quotations or indications of value obtained from an independent pricing service. Unlisted securities and listed securities for which the last sales price is not available are valued at the mean of bid and asked prices. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Fund may invest in repurchase agreements, which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSES Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized over the expected life of each applicable security. Income and expenses of the Fund are

NOTES TO
FINANCIAL STATEMENTS

May 31, 2003 (Unaudited)

allocated on a pro rata basis to each class of shares, except for distributions and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At November 30, 2002, the Fund had an accumulated capital loss carryforward for tax purposes of $218,757,908 which will expire November 30, 2010.

    At May 31, 2003, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................    $3,348,524,492
                                                                ==============
Gross tax unrealized appreciation...........................    $  259,489,060
Gross tax unrealized depreciation...........................       (79,322,805)
                                                                --------------
Net tax unrealized appreciation on investments..............    $  180,166,255
                                                                ==============

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends quarterly from net investment income. Net realized gains, if any, are distributed at least annually. Distributions from net realized gains for book purposes may include short-term capital gains and gains on option and futures transactions. All short-term capital gains and a portion of option and futures gains are included in ordinary income for tax purposes.

    The tax character of distributions paid during the year ended November 30, 2002 was as follows:

                                                                   2002
Distributions paid from:
  Ordinary income...........................................    $26,048,046
  Long-term capital gain....................................     66,963,517
                                                                -----------
                                                                $93,011,563
                                                                ===========

    As of November 30, 2002, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income...............................    $8,070,938

    Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of the deferral of losses relating to wash sale transactions.

NOTES TO
FINANCIAL STATEMENTS

May 31, 2003 (Unaudited)

F. EXPENSE REDUCTIONS During the six months ended May 31, 2003, the Fund's custody fee was reduced by $10,750 as a result of credits earned on cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                        % PER ANNUM
First $150 million..........................................       .50%
Next $100 million...........................................       .45%
Next $100 million...........................................       .40%
Over $350 million...........................................       .35%

    For the six months ended May 31, 2003, the Fund recognized expenses of approximately $54,300 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    Under an Accounting Services agreement the Adviser provides accounting services to the Fund. The Adviser allocates the cost of such services to each fund. For the six months ended May 31, 2003, the Fund recognized expenses of approximately $85,200, representing Van Kampen Investments Inc. or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Fund, which are reported as part of "Other" expenses in the Statement of Operations.

    Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended May 31, 2003, the Fund recognized expenses of approximately $2,572,100 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of approximately $144,000 are included in "Other" assets on the Statement of Assets and Liabilities at May 31, 2003. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

    For the six months ended May 31, 2003, the Fund paid brokerage commissions to Morgan Stanley DW, an affiliate of Van Kampen, totaling $80,253.

NOTES TO
FINANCIAL STATEMENTS

May 31, 2003 (Unaudited)

3. CAPITAL TRANSACTIONS

At May 31, 2003, capital aggregated $2,624,515,086, $743,446,901, $278,811,319 and $161,497 for Classes A, B, C and R, respectively. For the six months ended May 31, 2003, transactions were as follows:

                                                                SHARES           VALUE
Sales:
  Class A...................................................   46,492,272    $ 662,985,175
  Class B...................................................    6,984,433       98,355,712
  Class C...................................................    4,916,283       69,476,318
  Class R...................................................        3,684           52,437
                                                              -----------    -------------
Total Sales.................................................   58,396,672    $ 830,869,642
                                                              ===========    =============
Dividend Reinvestment:
  Class A...................................................      681,490    $   9,629,371
  Class B...................................................       62,190          873,436
  Class C...................................................       18,646          262,008
  Class R...................................................           36              512
                                                              -----------    -------------
Total Dividend Reinvestment.................................      762,362    $  10,765,327
                                                              ===========    =============
Repurchases:
  Class A...................................................  (20,571,801)   $(290,097,976)
  Class B...................................................   (5,000,967)     (69,704,166)
  Class C...................................................   (2,312,451)     (32,185,344)
  Class R...................................................         (677)          (9,817)
                                                              -----------    -------------
Total Repurchases...........................................  (27,885,896)   $(391,997,303)
                                                              ===========    =============

NOTES TO
FINANCIAL STATEMENTS

May 31, 2003 (Unaudited)

    At November 30, 2002, capital aggregated $2,241,998,516, $713,921,919,
$241,258,337 and $118,365 for Classes A, B, C and R, respectively. For the year ended November 30, 2002, transactions were as follows:

                                                                SHARES           VALUE
Sales:
  Class A...................................................   67,332,685    $1,063,948,562
  Class B...................................................   13,369,995       210,996,295
  Class C...................................................    7,163,604       111,065,696
  Class R...................................................        8,096           118,365
                                                              -----------    --------------
Total Sales.................................................   87,874,380    $1,386,128,918
                                                              ===========    ==============
Dividend Reinvestment:
  Class A...................................................    3,530,441    $   58,972,678
  Class B...................................................    1,149,108        19,238,265
  Class C...................................................      256,950         4,298,773
  Class R...................................................          -0-               -0-
                                                              -----------    --------------
Total Dividend Reinvestment.................................    4,936,499    $   82,509,716
                                                              ===========    ==============
Repurchases:
  Class A...................................................  (29,269,089)   $ (447,310,162)
  Class B...................................................  (12,731,418)     (198,496,064)
  Class C...................................................   (3,531,873)      (54,689,557)
  Class R...................................................          -0-               -0-
                                                              -----------    --------------
Total Repurchases...........................................  (45,532,380)   $ (700,495,783)
                                                              ===========    ==============

    Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares six years after the end of the calendar month in which the shares were purchased. For the six months ended May 31, 2003 and the year ended November 30, 2002, 241,668 and 2,302,625 Class B Shares automatically converted to Class A Shares, respectively, and are shown in the above tables as sales of Class A Shares and repurchases of Class B Shares. Class C Shares purchased before January 1, 1997, and any dividend reinvestment plan Class C Shares received thereon, automatically convert to Class A Shares ten years after the end of the calendar month in which such shares were purchased. Class C Shares purchased on or after January 1, 1997 do not possess a conversion feature. For the six months ended May 31, 2003 and the year ended November 30, 2002, no Class C Shares converted to Class A Shares. Class B and C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be

NOTES TO
FINANCIAL STATEMENTS

May 31, 2003 (Unaudited)

imposed on most redemptions made within five years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule.

                                                                 CONTINGENT DEFERRED
                                                                     SALES CHARGE
                                                                   AS A PERCENTAGE
                                                                   OF DOLLAR AMOUNT
                                                                  SUBJECT TO CHARGE
                                                              --------------------------
YEAR OF REDEMPTION                                            CLASS B            CLASS C
First.......................................................   5.00%              1.00%
Second......................................................   4.00%               None
Third.......................................................   3.00%               None
Fourth......................................................   2.50%               None
Fifth.......................................................   1.50%               None
Sixth and Thereafter........................................    None               None

    For the six months ended May 31, 2003, Van Kampen, as Distributor for the Fund, received net commissions on sales of the Fund's Class A Shares of approximately $518,500 and CDSC on redeemed shares of Classes B and C of approximately $754,400. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $1,269,318,814 and $771,136,198, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or to generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising a call option contract or taking delivery of a security underlying a futures contract. In these instances the recognition of gain or loss is postponed until the disposal of the security underlying the option or futures contract. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

    During the period, the Fund invested in futures contracts, a type of derivative. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in stock index futures. These contracts are generally used as a substitute for purchasing and selling specific securities. Upon entering into futures contracts, the Fund maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a future commission merchant

NOTES TO
FINANCIAL STATEMENTS

May 31, 2003 (Unaudited)

pursuant to rules and regulations promulgated in the 1940 Act, as amended, or with its custodian in an account in the broker's name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

    Transactions in futures contracts for the six months ended May 31, 2003, were as follows:

                                                                CONTRACTS
Outstanding at November 30, 2002............................       200
Futures Opened..............................................       325
Futures Closed..............................................      (400)
                                                                  ----
Outstanding at May 31, 2003.................................       125
                                                                  ====

    The futures contracts outstanding as of May 31, 2003, and the description and unrealized appreciation/depreciation were as follows:

                                                                            UNREALIZED
                                                                           APPRECIATION/
                                                              CONTRACTS    DEPRECIATION
LONG CONTRACTS:
  S&P 500 Index Futures June 2003 (Current Notional Value of
    $240,825 per contract)..................................     125        $3,035,312
                                                                 ===        ==========

6. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares, Class C Shares and Class R Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

    Annual fees under the Plans of up to .25% of Class A average daily net assets, 1.00% each for Class B and Class C average daily net assets, and up to ..50% of Class R average daily net assets are accrued daily. Included in these fees for the six months ended May 31, 2003, are payments retained by Van Kampen of approximately $2,936,100, and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $416,800.

    Also, the amount of distribution expenses incurred by Van Kampen and not yet reimbursed was approximately $9,227,300 and $435,700 for Class B and Class C shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC.

           VAN KAMPEN INVESTMENTS

THE VAN KAMPEN
FAMILY OF FUNDS

Growth

   Aggressive Growth
   American Value
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Growth
   Small Cap Value
   Tax Managed Equity Growth*
   Technology

Growth and Income

   Comstock
   Equity and Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value
   Value Opportunities

Global/International

   Asian Equity*
   Emerging Markets
   European Value Equity
   Global Equity Allocation
   Global Franchise
   Global Value Equity
   International Advantage
   International Magnum
   Latin American*
   Worldwide High Income

Income

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government

Capital Preservation

   Reserve
   Tax Free Money

Senior Loan

   Senior Loan Fund

Tax Free

   California Insured Tax Free
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term Municipal Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Strategic Municipal Income

For more complete information, including risk considerations, fees, sales charges and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  VANKAMPEN.COM--
  to view a prospectus, select
  Download Fund Info                                          (COMPUTER ICON)

- call us at (800) 847-2424
  Telecommunications Device
  for the Deaf (TDD) users,
  call (800) 421-2833.                                           (PHONE ICON)

- e-mail us by visiting
  VANKAMPEN.COM and
  selecting Contact Us
                                                            (MAIL ICON)

 * Closed to new investors

** Open to new investors for a limited time

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN GROWTH AND INCOME FUND

BOARD OF TRUSTEES

DAVID C. ARCH(1)
J. MILES BRANAGAN
JERRY D. CHOATE
ROD DAMMEYER(1)
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
HOWARD J KERR(1)
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
HUGO F. SONNENSCHEIN(1)
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISOR

VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 947
Jersey City, New Jersey 07303-0947

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

(1) Appointed to the Board of Trustees effective July 23, 2003.

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

Van Kampen
Privacy Notice


The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you conduct with us, our affiliates, or third parties. We may also collect information you provide when using our Web site, and text files (also known as "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

                                                 Van Kampen Funds Inc.
                                                 1 Parkview Plaza, P.O. Box 5555
                                                 Oakbrook Terrace, IL 60181-5555
                                                 www.vankampen.com

                                     (VAN KAMPEN INVESTMENTS LOGO)

                                                 Copyright (C)2003 Van Kampen
                                                 Funds Inc. All rights reserved.
                                                 Member NASD/SIPC. 21, 121, 221,
                                                 321
                                                 GI SAR 7/03 11461G03-AP-7/03

Item 2.  Code of Ethics.

Not applicable for semi-annual reports.

Item 3.  Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4.  Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5.  Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6.  [Reserved.]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 8.  [Reserved.]


Item 9.

The Trust's principal executive officer and principal financial officer have concluded that the Trust's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Trust's internal controls or in other factors that could significantly affect the Trust's internal controls subsequent to the date of their evaluation.

Item 10.  Exhibits.

(a)  Code of Ethics - Not applicable for semi-annual reports.

(b) Certifications of Principal Executive Officer and Principal Financial Officer attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)     Van Kampen Growth and Income Fund
            -----------------------------------------------------------

By: /s/ Ronald E. Robison
    -------------------------------------------------------------------
Name: Ronald E. Robison
Title: Principal Executive Officer
Date: July 22, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Ronald E. Robison
    -------------------------------------------------------------------
Name: Ronald E. Robison
Title: Principal Executive Officer
Date: July 22, 2003

By: /s/ John L. Sullivan
    -------------------------------------------------------------------
Name: John L. Sullivan
Title: Principal Financial Officer
Date: July 22, 2003